UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

ZYNGA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35375	42-1733483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 Eighth Street San Francisco, CA 94103	94103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 449-9642

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	ZNGA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

Amendment to Agreement and Plan of Merger

On May 4, 2022, Zynga Inc., a Delaware corporation (“Zynga”), entered into the Second Amendment (the “Second Amendment”) to the previously announced Agreement and Plan of Merger, dated January 9, 2022 (as amended, the “Merger Agreement”), with Zebra MS I, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Take-Two, Zebra MS II, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Take-Two, and Take-Two Interactive Software, Inc., a Delaware corporation (“Take-Two”). The Second Amendment provides that the closing of the combination contemplated by the Merger Agreement (the “Combination”) will take place on a date agreed by the parties, which shall be not more than three business days after the satisfaction or waiver of the conditions to closing set forth in the Merger Agreement. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by the full text of the Second Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

The parties currently anticipate that the closing of the Combination will occur on May 23, 2022 (the second business day following the date of the respective special stockholder meetings of Take-Two and Zynga), subject to receipt of the requisite Zynga and Take-Two stockholder approvals at the special meetings currently scheduled for May 19, 2022 and the satisfaction of the other remaining closing conditions. Under the terms of the Merger Agreement, as a result of the Combination (i) each issued and outstanding share of Class A Common stock of Zynga, par value $0.00000625 per share (“Zynga Common Stock”), other than dissenting shares and treasury shares, will be converted into a number of shares (the “Stock Consideration”) of Take-Two’s common stock, par value $0.01 per share (“Take-Two Common Stock”), equal to the Exchange Ratio (as defined below), and the right to receive $3.50 in cash (the “Cash Consideration” and, together with the Stock Consideration, the “Merger Consideration”). The “Exchange Ratio” will be the following: (i) if the Parent Common Stock Price is an amount greater than $181.88, then the Exchange Ratio is 0.0350; (ii) if the Parent Common Stock Price is an amount greater than or equal to $156.50 but less than or equal to $181.88, then the Exchange Ratio (rounded to five decimal places) is an amount equal to the quotient obtained by dividing (a) $6.36 by (b) the Parent Common Stock Price; and (iii) if the Parent Common Stock Price is less than $156.50, then the Exchange Ratio is 0.0406. Assuming a closing date of May 23, 2022, the “Parent Common Stock Price,” which is used to determine the “Exchange Ratio” under the Merger Agreement, will be measured based on the volume-weighted average sales price per share taken to four decimal places of Take-Two Common Stock on the NASDAQ over the consecutive trading period beginning at 9:30 a.m. New York time on April 20, 2022 (the twenty-third trading day immediately preceding the closing date) and concluding at 4:00 p.m. New York time on May 18, 2022 (the third trading day immediately preceding the closing date), as calculated by Bloomberg Financial LP under the function “VWAP” (or, if not available, in another authoritative source mutually selected by the parties). Further details relating to the Combination and the Merger Agreement may be found in the joint proxy statement/prospectus, dated April 7, 2022, filed by Take-Two with the Securities and Exchange Commission (the “SEC”) on April 7, 2022. Take-Two will disclose the final Exchange Ratio in connection with the closing of the Combination.

Forward-Looking Statements

Statements contained herein which are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the proposed business combination of Take-Two and Zynga and the outlook for Take-Two’s or Zynga’s future business and financial performance. Such forward-looking statements are based on the current beliefs of Take-Two and Zynga as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the failure to satisfy remaining conditions to completion of the proposed combination on a timely basis or at all; risks that the proposed combination disrupts each company’s current plans and operations; the diversion of the attention of the respective management teams of Take-Two and Zynga from their respective ongoing business operations; the ability of either Take-Two, Zynga or the combined company to retain key personnel; the ability to realize the benefits of the proposed combination, including net bookings opportunities and cost synergies; the ability to successfully integrate Zynga’s business with Take-Two’s business or to integrate the businesses within the anticipated timeframe; the outcome of any legal proceedings that may be instituted against Take-Two, Zynga or others following announcement of the proposed combination; the amount of the costs, fees, expenses and charges related to the proposed combination; the uncertainty of the impact of the COVID-19 pandemic and measures taken in response thereto; the effect of economic, market or business conditions, including competition, consumer demand and the discretionary spending patterns of customers, or changes in such conditions, have on Take-Two’s, Zynga’s and the combined company’s operations, revenue, cash flow, operating expenses, employee hiring and retention, relationships with business partners, the development, launch or monetization of games and other products, and customer engagement, retention and growth; the risks of conducting Take-Two’s and Zynga’s business internationally; the impact of changes in interest rates by the Federal Reserve and other central banks; the impact of potential inflation, volatility in foreign currency exchange rates and supply chain disruptions; the ability to maintain acceptable pricing levels and monetization rates for Take-Two’s and Zynga’s games; and risks relating to the market value of Take-Two’s common stock to be issued in the proposed combination.

Other important factors and information are contained in the joint proxy statement/prospectus mailed by Take-Two to its stockholders in connection with the proposed business combination of Take-Two and Zynga and in Take-Two’s and Zynga’s most recent Annual Reports on Form 10-K, including the risks summarized in the section entitled “Risk Factors,” in Take-Two’s and Zynga’s most recent Quarterly Reports on Form 10-Q, and in each company’s other periodic filings with the SEC, which can be accessed at www.take2games.com in the case of Take-Two, http://investor.zynga.com in the case of Zynga, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Neither Take-Two nor Zynga undertakes any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication relates to a proposed business combination of Take-Two and Zynga. In connection with the proposed business combination Take-Two filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), that includes a joint proxy statement/prospectus. The registration statement on Form S-4, including the joint proxy statement/prospectus, provides details of the proposed combination and the attendant benefits and risks. The registration statement was declared effective on April 7, 2022 and the definitive joint proxy statement/prospectus was sent to Take-Two and Zynga stockholders. This communication is not a substitute for the registration statement on Form S-4, including the joint proxy statement/prospectus, or any other document that Take-Two or Zynga may file with the SEC or send to their respective stockholders in connection with the proposed combination. Investors and security holders are urged to read the registration statement on Form S-4, including the definitive joint proxy statement/prospectus, and all other relevant documents filed with the SEC or sent to Take-Two’s or Zynga’s stockholders as they become available because they will contain important information about the proposed combination. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Take-Two’s Investor Relations department at contact@take2games.com; or by contacting Zynga’s Investor Relations department at investors@zynga.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

2.1	Second Amendment to the Agreement and Plan of Merger, dated as of May 4, 2022 by and among Take-Two Interactive Software, Inc., Zebra MS I, Inc., Zebra MS II, Inc. and Zynga Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYNGA INC.

Date: May 5, 2022	By:	/s/ Phuong Phillips
Phuong Phillips
Chief Legal Officer and Secretary